UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 22, 2023, American Equity Investment Life Holding Company, an Iowa corporation (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regarding a blackout period under each of the American Equity Investment Employee Stock Ownership Plan (the “ESOP”) and the American Equity Investment Profit Sharing and 401(k) Plan (the “401(k) Plan”, together with the ESOP, the “Plans”) with respect to shares of the Company’s common stock, par value $1.00 per share (“Common Shares”). The blackout period is required to facilitate the merger of the ESOP with and into the 401(k) Plan, effective January 1, 2024 and process the associated transfer of the Common Shares from the ESOP into the ESOP-related accounts within the 401(k) Plan.

The blackout period with respect to the ESOP is expected to begin on December 26, 2023 (and, for the resulting ESOP portion of the 401(k) Plan, January 1, 2024) and end on January 15, 2024. Until the end of the blackout period, no distributions or withdrawals from the ESOP (or ESOP-related accounts within the 401(k) Plan) may be made. With respect to the 401(k) Plan, it is expected that beginning January 1, 2024 and ending on January 15, 2024, the ESOP portion of the 401(k) Plan may not be invested in other investment alternatives under the 401(k) Plan.

Pursuant to Regulation BTR as promulgated by the SEC, a blackout period will be imposed on all of the Company’s directors and executive officers with respect to equity securities acquired in connection with their service to the Company. Concurrently with the filing of this Current Report on Form 8-K, the Company is sending a notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the SEC’s Regulation BTR informing them of the blackout period with respect to the 401(k) Plan, during which time they will be prohibited from engaging in transactions in the Company’s equity securities acquired in connection with their service to the Company and its subsidiaries (the “Notice”). A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 and incorporated herein by reference.

Inquiries concerning the blackout period for the Plans may be directed, without charge, to Steven Schwartz, Head of Investor Relations, 6000 Westown Parkway West Des Moines, IA 50266, or by telephone at (515) 273-3763.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Company Directors and Section 16 Insiders Regarding Limitations on Trading in Company Securities During Blackout Period for the Company Profit Sharing and 401(k) Plan, dated as of November 29, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: November 29, 2023	By:	/s/ Axel Andre
Axel Andre
Executive Vice President and Chief Financial Officer